                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported)       FEBRUARY 4, 1997
                                                      -----------------



                                FIRST USA, INC.
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            (Exact name of registrant as specified in its charter)

           DELAWARE                   1-11030                   75-2291060
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
    of incorporation or                                   Identification Number)
       organization)


1601 ELM STREET, 46TH FLOOR, DALLAS, TEXAS                         75201
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(Address of principal executive offices)                         (Zip Code)



                   214-849-2195
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(Registrant's telephone number, including area code)


                                      N/A
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             (Former name, former address and former fiscal year,
                        if changed since last report.)
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Item 5.   Other Events.

     On February 4, 1997, First USA Bank (the "Bank"), a wholly-owned subsidiary of First USA Financial, Inc., which is a wholly-owned subsidiary of First USA, Inc., completed the securitization of approximately $903,615,000 of credit card receivables.

     First USA Credit Card Master Trust Series 1997-1 consists of $750,000,000 Class A Floating Rate Asset Backed Certificates, and $67,770,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately seven years. Series 1997-1 also consists of $85,845,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificate holders.

     First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibits:

     1. Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-1, dated as of January 27, 1997, between First USA Bank and J. P. Morgan Securities Inc., as Representative of the Underwriters set forth therein.

     99. Series 1997-1 Supplement, dated as of February 4, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 12, 1997

                                                First USA, Inc.



                                                By:  /s/ Philip E. Taken
                                                     ---------------------------
                                                         Philip E. Taken
                                                         Senior Vice President

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                                 EXHIBIT INDEX

        Exhibit No.                         Description                 Page No.
        -----------                         -----------                 --------

            1. Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-1, dated as of January 27, 1997, between First USA Bank and J. P. Morgan Securities Inc., as Representative of the Underwriters set forth therein.

            99. Series 1997-1 Supplement, dated as of February 4, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.


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